    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 15, 2001

                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                               BMC SOFTWARE, INC.
                (Name of Registrant as specified in its charter)

           DELAWARE                                           74-21226120
  (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                           Identification No.)

                             2101 CITYWEST BOULEVARD
                            HOUSTON, TEXAS 77042-2827
                                 (713) 918-8800
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

              BMC SOFTWARE, INC. 2000 EMPLOYEE STOCK INCENTIVE PLAN

                            (Full title of the plans)

                             ROBERT H. WHILDEN, JR.
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                               BMC SOFTWARE, INC.
                             2101 CITYWEST BOULEVARD
                            HOUSTON, TEXAS 77042-2827
                                 (713) 918-8800
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

                              JOHN S. WATSON, ESQ.
                             VINSON & ELKINS L.L.P.
                             1001 FANNIN, SUITE 2300
                            HOUSTON, TEXAS 77002-6760
                                 (713) 758-2222


                         CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                        PROPOSED           PROPOSED MAXIMUM
     TITLE OF EACH CLASS OF        AMOUNT TO BE     MAXIMUM OFFERING           AGGREGATE            AMOUNT OF
  SECURITIES TO BE REGISTERED     REGISTERED(1)    PRICE PER SHARE(2)      OFFERING PRICE(2)     REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------

Common Stock, par value
  $0.01 per share (3).........   10,000,000 shares       $15.125             $151,250,000            $37,813
=================================================================================================================

 (1) Under General Instruction E of Form S-8, this Registration Statement registers an additional 10,000,000 shares of Common Stock to be issued under the BMC Software, Inc. 2000 Employee Stock Incentive Plan (the "Plan"). A Registration Statement (File No. 333-44546) was previously filed with the Securities and Exchange Commission on August 25, 2000 covering 12,000,000 shares of Common Stock to be issued under the Plan.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, based upon the average of the high and low prices reported on the New York Stock Exchange on November 12, 2001 ($15.125 per share).

(3) Each share of common stock includes Rights under our Rights Agreement, which Rights are attached to and trade with our common stock.

                                     PART II
                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT

        Pursuant to the requirements of General Instruction E of Form S-8, the contents of the Registration Statement on Form S-8 (File No. 333-44546) of BMC Software, Inc. (the "Company") are hereby incorporated by reference herein, including each of the documents filed by the Company with the Securities and Exchange Commission and incorporated or deemed to be incorporated by reference therein and including each of the documents filed as Exhibits to such Registration Statement.

ITEM 8. EXHIBITS.

       5.1   --   Opinion of Vinson & Elkins L.L.P.

      23.1   --   Consent of Arthur Andersen LLP

      23.4   --   Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto)

      24.1   --   Powers of Attorney (included on the signature page to this
                  Registration Statement)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 14th day of November, 2001.

                              BMC SOFTWARE, INC.



                              By:  /s/ ROBERT H. WHILDEN, JR.
                                 -----------------------------------------------
                                       Robert H. Whilden, Jr.
                                       Senior Vice President and General Counsel


                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert H. Whilden, Jr. and Christopher C. Chaffin, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                SIGNATURE                          TITLE                                       DATE
                ---------                          -----                                       ----

     /s/ B. GARLAND CUPP                     Chairman of the Board                             November 14, 2001
---------------------------------
         B. Garland Cupp


   /s/ ROBERT E. BEAUCHAMP                   President, Chief Executive Officer                November 14, 2001
---------------------------------            and Director
       Robert E. Beauchamp


     /s/ JOHN W. COX                         Vice President, Chief Financial Officer           November 14, 2001
---------------------------------            and Chief Accounting Officer
         John W. Cox                         (Principal Financial and Accounting Officer)


     /s/ JON E. BARFIELD                     Director                                          November 14, 2001
---------------------------------
         Jon E. Barfield


      /s/ JOHN W. BARTER                     Director                                          November 14, 2001
---------------------------------
          John W. Barter


      /s/ MELDON K. GAFNER                   Director                                          November 14, 2001
---------------------------------
          Meldon K. Gafner


       /s/ LEW W. GRAY                       Director                                          November 14, 2001
---------------------------------
           Lew W. Gray



---------------------------------            Director
        George F. Raymond


      /s/ TOM C. TINSLEY                     Director                                          November 14, 2001
---------------------------------
        Tom C. Tinsley

                               INDEX TO EXHIBITS



   EXHIBIT
   NUMBER         DESCRIPTION
   -------        -----------

      5.1     --  Opinion of Vinson & Elkins L.L.P.

     23.1     --  Consent of Arthur Andersen LLP

     23.4     --  Consent of Vinson & Elkins L.L.P. (contained in Exhibit
                  5.1 hereto)

     24.1     --  Powers of Attorney (included on the signature page to
                  this Registration Statement)